UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported) December 17, 1998


                                (October 6, 1998)

                         Commission File Number 0-13400

                NTS-Properties V, a Maryland Limited Partnership
             (Exact name of registrant as specified in its charter)

           Maryland                                61-1051452
(State or other jurisdiction of          (I.R.S. Employer Identification
incorporation or organization)           No.)

   10172 Linn Station Road
   Louisville, Kentucky                                40223
(Address of principal executive                     (Zip Code)
offices)

Registrant's telephone number,
including area code                               (502) 426-4800

                              Not Applicable
           Former name, former address and former fiscal year,
                       if changed since last report

Item 7.  Financial Statements and Exhibits

             a) Pro Forma Information

             Attached hereto is the pro forma  information  required pursuant to
             Article  11  of  the  Regulation  S-X  regarding  the   undersigned
             registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        NTS-Properties V,
                                        a Maryland Limited Partnership
                                        ------------------------------
                                                (Registrant)

                                        By: NTS-Properties Associates V,
                                            General Partner
                                            By: NTS Capital Corporation,
                                                   General Partner



                                        /s/ Richard L. Good
                                        -------------------
                                        Richard L. Good
                                        President



                                        /s/ Lynda J. Wilbourn
                                        ---------------------
                                        Lynda J. Wilbourn
                                        Principal Accounting Officer



Date:   December 17, 1998



                NTS-PROPERTIES V, a Maryland Limited Partnership
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                   (UNAUDITED)
                         As Reported September 30, 1998




                                                         Proforma
                                      Historical       Adjustments           Proforma
                                      ----------       -----------           --------
ASSETS
Cash and equivalent                  $    581,899    $  5,905,881  (4a)    $  6,487,780
Cash and equivalents - restricted         469,103        (174,420) (4b)         294,683
Accounts receivable, net of
 allowance for doubtful accounts          236,705        (171,910) (4c)          64,795
Land, buildings and amenities, net     25,069,602      (7,770,908) (4c)      17,298,694
Asset held for sale                     1,152,868              --             1,152,868
Other assets                              755,024        (325,139) (4c)         429,885
                                     ------------    ------------          ------------

                                     $ 28,265,201    $ (2,536,496)         $ 25,728,705
                                     ============    ============          ============

LIABILITIES AND PARTNERS' EQUITY

Mortgages and note payable           $ 20,958,283    $ (7,908,910) (4d)    $ 13,049,373
Accounts payable                          263,469              --               263,469
Security deposits                         180,124         (59,387) (4c)         120,737
Other liabilities                         595,226        (212,938) (4c)         382,288
                                     ------------    ------------          ------------
                                       21,997,102      (8,181,235)           13,815,867
Commitments and Contingencies

Partners' equity                        6,268,099       5,644,739  (4e)      11,912,838
                                     ------------    ------------          ------------

                                     $ 28,265,201    $ (2,536,496)         $ 25,728,705
                                     ============    ============          ============

     See notes and assumptions to unaudited pro forma financial statements.




                NTS-PROPERTIES V, a Maryland Limited Partnership
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)
                         As Reported September 30, 1998



                                                     Proforma
                                     Historical   Adjustments(4f)        Proforma
                                     ----------   ---------------        --------
REVENUES:
 Rental income                       $ 4,737,423    $(1,697,462)       $ 3,039,961
 Interest and other income                28,597         (4,185)            24,412
                                     -----------    -----------        -----------

                                       4,766,020     (1,701,647)         3,064,373

EXPENSES:
   Operating expenses                    893,096       (199,896)           693,200
   Operating expenses -
    affiliated                           404,965        (90,038)           314,927
   Write-off of unamortized land
    improvements and amenities            13,452           (281)            13,171
   Amortization of capitalized
    leasing costs                         11,107         (2,057)             9,050
   Interest expense                    1,265,288       (478,304)(4g)       786,984
   Management fees                       281,015       (103,566)           177,449
   Real estate taxes                     402,735       (146,672)           256,063
   Professional and administrative
    expenses                              93,872             --             93,872
   Professional and administrative
    expenses - affiliated                159,794             --            159,794
   Depreciation and amortization       1,168,263       (420,691)           747,572
                                     -----------    -----------        -----------

                                       4,693,587     (1,441,505)         3,252,082
                                     -----------    -----------        -----------

Net income (loss) before
extraordinary item                   $    72,433    $  (260,142)       $  (187,709)
                                     ===========    ===========        ===========

Net income (loss) allocated to
 the limited partners before
 extraordinary item                  $    71,709    $  (257,541)       $  (185,832)
                                     ===========    ===========        ===========

Net income (loss) per limited
 partnership unit before
 extraordinary item                  $      2.07    $     (7.44)       $     (5.37)
                                     ===========    ===========        ===========

Weighted average number of
 limited partnership units                34,581                            34,581
                                     ===========                       ===========

See notes and assumptions to unaudited pro forma financial statements.

                NTS-PROPERTIES V, a Maryland Limited Partnership

        NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



1. On October 6, 1998 NTS-Properties V (the "Partnership") and the Lakeshore/University II ("L/U II") Joint Venture, an affiliate of the General Partner of the Partnership, sold University Business Center Phases I and II office buildings to Silver City Properties, Ltd. ("the Purchaser"), an affiliate of Full Sail Recorders, Inc. ("Full Sail"), for an aggregate purchase price of $17,950,000 ($8,975,000 for Phase I and $8,975,000 for Phase II). University Business Center Phase I was owned by the Partnership. University Business Center Phase II was owned by the L/U II Joint Venture of which the Partnership owned a 69% interest as of September 30, 1998. Portions of the proceeds from this sale were immediately used to pay in full the outstanding debt (including interest and prepayment penalties) on these properties.

          The Partnership also paid in full an outstanding debt of approximately $1,448,000 secured by Commonwealth Business Center Phase II, a building owned by the Partnership. It is anticipated that a distribution of approximately $35 to $50 per Unit (a total distribution ranging from approximately $1,200,000 to $1,700,000) will be paid to the Limited Partners during the first quarter of 1999. The additional debt payment and anticipated distribution to limited partners are not reflected in the accompanying proforma statements. The Partnership will consider other alternatives for the use of the remainder of the proceeds from this sale, including repayment of additional Partnership debt or possible development costs associated with Lakeshore Business Center III which is to be constructed on land owned by the L/U II Joint Venture. As permitted by the contract, the Purchaser has deferred the closing of the Phase III vacant land for a period of up to 18-months after the closing date of Phases I and II.

2. The Partnership operates and reports on a calendar year basis. The unaudited pro forma financial statements present the financial position and results of operations of the Partnership as of and for the nine months ended September 30, 1998, giving effect for the transaction summarized in Note 1 above. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements as of and for the three years in the period ended December 31, 1997 included in the Partnership's annual report on Form 10-K for 1997.

3. The accompanying unaudited pro forma balance sheet as of September 30, 1998 has been prepared as if the sale of University Business Center Phases I and II had been effective September 30, 1998. The unaudited pro forma statement of operations for the nine months ended September 30, 1998 has been prepared as if the sale of University Business Center Phases I and II had been effective January 1, 1997. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of the financial condition or results of operations that would have occurred if the sale had been consummated as of January 1, 1997.

4.        Explanation of Pro Forma Adjustments:

          a) Represents the Partnership's share of the cash received from the sale of University Business Center Phases I and II less closing costs, the repayment of the mortgages payable which were secured by Phases I and II of the business center net of the funds released by the mortgage companies as discussed below in note 4b.

          b) Represents the Partnership's share of the return of funds held by the mortgage companies for property taxes upon the repayment of the mortgages secured by University Business Center Phases I and II. See note 4a.

          c) Represents adjustments to eliminate the Partnership's share of the assets and liabilities of University Business Center Phases I and II as follows. The adjustment to accounts receivable represents the elimination of accrued income which is attributable to the recognition of scheduled and specified rent increases over the lease term on a straight-line basis for financial reporting purposes. The adjustment to land, buildings and amenities represents the elimination of the Partnership's share of land, buildings and amenities associated with University Business Center Phases I and II. The adjustment to other assets represents the write-off of unamortized loan costs which are amortized on a straight-line basis over the term of the loan and the write-off of unamortized leasing commissions which are amortized on a straightline basis over the applicable lease term. The write-off of loan costs was the result of the early extinguishment of debt. The adjustment to security deposits represents the elimination of the security deposit liability which was assumed by the Purchaser.The adjustment to other liabilities represents the elimination of accrued property taxes. The property taxes for the current year are to be paid by the Purchaser in accordance with the contract.

          d) Represents the Partnership's share of the repayment of the mortgages payable which were secured by University Business Center Phases I and II.

          e) Represents the Partnership's share of the gain on the sale of University Business Center Phases I and II partially offset by expenses incurred as a result of the early extinguishment of debt (see discussion above).

          f) Represents adjustment to eliminate the Partnership's share of the revenues and expenses of University Business Center Phases I and II.

          g) Represents adjustment to eliminate the interest expense associated with the mortgage payable secured by University Business Center Phases I and II.

                NTS-PROPERTIES V, a Maryland Limited Partnership
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                          As Reported December 31, 1997




                                                   Proforma
                                    Historical   Adjustments(4a)   Proforma
                                    ----------   ---------------   --------
REVENUES:
 Rental income                     $ 5,831,544    $(2,103,703)   $ 3,727,841
 Interest and other income              74,742         (3,227)        71,515
                                   -----------    -----------    -----------

                                     5,906,286     (2,106,930)     3,799,356

EXPENSES:
 Operating expenses                  1,189,163       (329,167)       859,996
 Operating expenses -
  affiliated                           566,492       (144,516)       421,976
Amortization of capitalized
  leasing costs                         20,810         (8,743)        12,067
 Interest expense                    1,753,841       (671,542)(4b) 1,082,299
 Management fees                       352,933       (136,599)       216,334
 Real estate taxes                     576,997       (193,906)       383,091
 Professional and administrative
  expenses                             117,016             --        117,016
 Professional and administrative
  expenses - affiliated                221,034             --        221,034
   Depreciation and amortization     1,666,678       (698,750)       967,928
                                   -----------    -----------    -----------

                                     6,464,964     (2,183,223)     4,281,741
                                   -----------    -----------    -----------

Net income (loss) before
 extraordinary item                $  (558,678)   $    76,293    $  (482,385)
                                   ===========    ===========    ===========

Net income (loss) allocated to
 the limited partners
 extraordinary item                $  (553,091)   $    75,530    $  (477,561)
                                    ===========    ===========    ==========

Net income (loss) per limited
 partnership unit before
 extraordinary item                $    (15.74)   $      2.15    $    (13.59)
                                    ===========    ===========    ===========

Weighted average number of
 limited partnership units              35,136                        35,136
                                    ===========                   ===========

See notes and assumptions to unaudited pro forma financial statements.

                NTS-PROPERTIES V, a Maryland Limited Partnership

        NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



1. On October 6, 1998 NTS-Properties V (the "Partnership") and the Lakeshore/University II ("L/U II") Joint Venture, an affiliate of the General Partner of the Partnership, sold University Business Center Phases I and II office buildings to Silver City Properties, Ltd. ("the Purchaser"), an affiliate of Full Sail Recorders, Inc. ("Full Sail"), for an aggregate purchase price of $17,950,000 ($8,975,000 for Phase I and $8,975,000 for Phase II). University Business Center Phase I was owned by the Partnership. University Business Center Phase II was owned by the L/U II Joint Venture of which the Partnership owned a 69% interest as of September 30, 1998. Portions of the proceeds from this sale were immediately used to pay in full the outstanding debt (including interest and prepayment penalties) on these properties.

         The Partnership also paid in full an outstanding debt of approximately $1,448,000 secured by Commonwealth Business Center Phase II, a building owned by the Partnership. It is anticipated that a distribution of approximately $35 to $50 per Unit (a total distribution ranging from approximately $1,200,000 to $1,700,000) will be paid to the Limited Partners during the first quarter of 1999. The additional debt payment and anticipated distribution to limited partners are not reflected in the accompanying proforma statements. The Partnership will consider other alternatives for the use of the remainder of the proceeds from this sale, including repayment of additional Partnership debt or possible development costs associated with Lakeshore Business Center III which is to be constructed on land owned by the L/U II Joint Venture. As permitted by the contract, the Purchaser has deferred the closing of the Phase III vacant land for a period of up to 18- months after the closing date of Phases I and II.

2. The Partnership operates and reports on a calendar year basis. The unaudited pro forma statement of operations presents the financial position and results of operations of the Partnership for the year ended December 31, 1997 giving effect for the transaction summarized in
         Note 1 above. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements as of and for the three years in the period ended December 31, 1997 included in the Partnership's annual report on Form 10-K for 1997.

3. The statement of operations for the year ended December 31, 1997 has been prepared as if the sale of University Business Center Phases I and II had been effective January 1, 1997. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of results of operations that would have occurred if the acquisition had been consummated as of January 1, 1997.

4.       Explanation of Pro Forma Adjustments:

         a) Represents adjustment to eliminate the Partnership's share of the revenues and expenses of University Business Center Phases I and II.

         b)       Represents   adjustment  to  eliminate  the  interest  expense
                  associated with the mortgage payable secured by University Business Center Phases I and II.